EXHIBIT 10.78

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Void after 5:00 p.m. Eastern Standard Time, on November 20, 2000.


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                                  DYNAGEN, INC.

FOR VALUE RECEIVED, DYNAGEN, INC., a Massachusetts corporation (the "Company"), hereby certifies that Project Capital Finance LLC, or its permitted assigns, is entitled to purchase from the Company, at any time or from time to time commencing on November 20, 1998 and prior to 5:00 P.M., Eastern Standard Time, on November 20, 2000, a total of One Million fully paid and nonassessable shares of the common stock, par value $.01 per share, of the Company for an aggregate purchase price of $0.05 per share. (Hereinafter, (i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock", (ii) the shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Exercise Price", (v) this Warrant, and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrant" and (vi) the holder of this Warrant is referred to as the "Holder".) The Exercise Price is subject to adjustment as hereinafter provided.

         1.       Exercise of Warrant.

         (a) Exercise. This Warrant may be exercised, in whole at any time or in part from time to time, commencing on November 20, 1998 and prior to 5:00 P.M., Eastern Standard Time on November 20, 2000, by the Holder of this Warrant by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 9(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company. If this Warrant is exercised in part, the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this

Warrant, the Company will (a) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled if this Warrant is exercised in whole and (b) deliver the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of the Warrant. In lieu of any fractional share of the Common Stock which would otherwise be issuable in respect to the exercise of the Warrant, the Company at its option may (a) pay in cash an amount equal to the product of (i) the daily mean average of the Closing Price of a share of Common Stock on the ten consecutive trading days before the Conversion Date and
(ii) such fraction of a share or (b) issue an additional share of Common Stock.

         Upon exercise of the Warrant, the Company shall issue and deliver to the Holder certificates for the Common Stock issuable upon such exercise within ten business days after such exercise and the person exercising shall be deemed to be the holder of record of the Common Stock issuable upon such exercise.

         No warrant granted herein shall be exercisable after 5:00 p.m. Eastern Standard Time on the second anniversary of the date of issuance.

         (b) Net Issuance. Notwithstanding anything to the contrary contained in Subsection 1(a) hereof, in the case of any exercise on or prior to November 20, 2000 the Holder may elect to exercise this Warrant in whole or in part by receiving shares of Common Stock equal to the net issuance value (as determined below) of this Warrant, or any part hereof, upon surrender of this Warrant at the principal office of the Company together with notice of such election (with the form at the end hereof duly executed), in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                  X= Y (A-B)
                     -------
                        A

         Where:   X =  the number of shares of Common Stock to be issued to the
                       Holder

                           Y = the number of shares of Common Stock as to which
                               this Warrant is to be exercised

                           A = the current fair market value of one share of
                               Common Stock calculated as of the last trading day immediately preceding the exercise of this warrant

                           B = the Exercise Price

         (c) Certain Adjustments

         The Exercise Price and the number of Warrant Shares shall be equitably adjusted from time to time to account for stock splits, stock dividends, combinations, recapitalizations, reclassifications and similar events.

         2. Reservation of Warrant Shares. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and reserved, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of shares of the Common Stock as from time to time shall be issuable upon the exercise of this Warrant.

         3. Fully Paid Stock: Taxes. The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Exercise Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes that may be payable in respect of the issue of any Warrant Share or certificate therefor.

         4.       Transfer.

                  (a) Securities Laws. Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available. In the event Holder desires to transfer this Warrant or any of the Warrant Shares issued, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Such transfer may be made only either (i) upon publication by the Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said Commission, or (ii) upon receipt by the Company of an opinion of counsel to the Company in either case to the effect that the proposed transfer will not violate the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the rules and regulations promulgated under either such act, or to the effect that the Warrant or Warrant Shares to be sold or transferred has been registered under the Securities Act and that there is in effect a registration statement in which is included a prospectus meeting the requirements of Subsection 10 (a) of the Securities Act, which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Warrant or Warrant Shares to be sold or transferred.

                  (b) Conditions to Transfer. Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company, deliver to the Company (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee to the impression of the restrictive investment legend set forth herein on the certificate or certificates representing the securities acquired by such transferee, (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar, and (iv) an agreement by the transferee to indemnify the Company to the same extent as set forth in the next succeeding paragraph.

                  (c) Indemnity. The Holder acknowledges that the Holder understands the meaning and legal consequences of this Section 4, and the Holder hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (a) the inaccuracy of any representation or the breach of any warranty of the Holder contained in, or any other breach of, this warrant, (b) any transfer of the Warrant or any of the Warrant Shares in violation of the Securities Act, the Exchange Act or the rules and regulations promulgated under either of such acts, (c) any transfer of the Warrant or any of the Warrant Shares not in accordance with this Warrant or (d) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.

                  (d) Transfer. Except as restricted hereby, this Warrant and the Warrant Shares issued may be transferred by the Holder in whole or in part at any time or from time to time. Upon surrender of this Warrant to the Company or, if the Company so instructs the Holder in writing, at the office of its stock transfer agent, if any, with assignment documentation duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be canceled. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Warrant in any way contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon the Warrant, shall be null and void and without effect.

                  (e) Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant and the issuance of any of the Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend, insofar as is consistent with Massachusetts law:

         "The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

         5. Loss, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of an unsecured indemnity from the

Holder reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of the Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

         6. Piggyback Registration Rights. The Holder shall have the right to have the Warrant Shares included for sale on each registration statement filed by the Company that covers shares of common stock held by stockholders of the Company, except registration statements filed on Form S-4 and Form S-8 or their successor forms or any other form which does not permit registration of Warrant Shares, all at the Company's cost and expense (except commissions or discounts and fees of the Holder's own professionals, if any); provided, however, that this provision shall not apply to any shares of Company Common Stock that may then be sold within a six-month period under Rule 144 of the Act. If the offering with respect to which a registration statement is filed is managed by an independent underwriter, and if in the reasonable judgment of the managing underwriter, which shall be evidenced by a writing delivered to the Holder, the sale of Warrant Shares in connection with the proposed offering would have a material adverse effect on the offering, then the number of Warrant Shares to be sold may be cut back, pro rata with other holders of the common stock who propose to sell shares in the offering. The Company shall give the Holder three weeks' notice of the intended filing date of any registration statement, other than a registration statement held on Form S-4 or Form S-8 or any successor form, and the Holder shall have two weeks after receipt of such notice to notify the Company of its intent to include any Warrant Shares in such registration statement.

         7. Warrant Holder Not Shareholder. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

         8. Communication. No notice or other communication under this Warrant shall be effective unless the same is in writing and is mailed by certified mail, return receipt requested, or sent by facsimile, addressed to:

                  (a) the Company at 840 Memorial Drive, Cambridge, Massachusetts 02139, or such other address as the Company has designated in writing to the Holder, with a copy to David A. Broadwin, Esq., Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109, or

                  (b) the Holder at 50 Federal Street, Boston, MA 02109, or such other address as the Holder has designated in writing to the Company.

         Any notice given hereunder shall be effective upon the earlier of (i) receipt, or (ii) a date three days from the date of mailing.

         9. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof

         10. Applicable Law. This Warrant shall be governed by and construed in accordance with the law of The Commonwealth of Massachusetts without giving effect to the principles of conflicts of law thereof.

         IN WITNESS WHEREOF, DYNAGEN, INC. has caused this Warrant to be signed by its Executive Vice President and its corporate seal to be hereunto affixed and attested by its Secretary this 20th day of November, 1998.

ATTEST:                                     DYNAGEN, INC.


:                                           By: /s/ Dhananjay Wadekar
 ------------------------                       ----------------------------
                                                Dhananjay Wadekar
                                                Executive Vice President

[Corporate Seal]

                                  SUBSCRIPTION

         The undersigned, _______________________________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for the purchase of ________ shares of the Common Stock of DYNAGEN, INC. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:____________________________  Signature:_________________________________

Address:___________________________

        ___________________________


                                   ASSIGNMENT

         FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto ______________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _____________________, attorney, to transfer said Warrant on the books of DYNAGEN, INC..

Dated:____________________________  Signature:_________________________________

Address:___________________________

        ___________________________

        ___________________________


                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto ___________________________ the right to purchase _________ shares of the
Common Stock of DYNAGEN, INC. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint ___________________________________, attorney, to transfer that part of said Warrant on the books of DYNAGEN, INC.

Dated:____________________________  Signature:_________________________________

Address:___________________________

        ___________________________

        ___________________________

                              NET ISSUANCE ELECTION

         The undersigned, _______________________________, pursuant to the provisions of the foregoing Warrant, hereby tenders the right to purchase _____ shares of the Common Stock of DYNAGEN, INC., and a proportionate part of said Warrant and the rights evidenced thereby, in exchange for a number of shares of said Common Stock to be computed in accordance with the provisions of Section 1
(b) of said Warrant.

Dated:____________________________  Signature:_________________________________

Address:___________________________

        ___________________________

        ___________________________